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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 1998

          MERRILL LYNCH MORTGAGE INVESTORS, INC. MORTGAGE PASS-THROUGH
                         CERTIFICATES SERIES 1998-C1-CTL
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      (Exact name of registrant as specified in its governing instruments)


                                                            52-2095939
                                                            52-2095940
         New York                  333-38073-03             52-2095942
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(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                   Identification No.)


                        c/o Norwest Bank Minnesota, N.A.
                              7485 New Horizon Way
                            Frederick, Maryland 21703
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (301) 696-7900




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Items 1 through 4, Item 6, and Items 8 and 9 are not included because they are not applicable.

Item 5.  Other Events.

     On December 10, 1998, a solicitation of consent (the "Solicitation") was mailed to the holders of Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates, Series 98-C1-CTL. The Solicitation is filed as an exhibit hereto.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements - Not Applicable

     (b)  Pro Forma Financial Information - Not Applicable

     (c)  Exhibit

          99.1 Soliciation of Consent dated December 10, 1998 mailed to the holders of Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates, Series 98-C1-CTL.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   MORTGAGE PASS-THROUGH CERTIFICATES
                                   SERIES 1998-C1-CTL


                                   By:  Norwest Bank Minnesota, N.A., as Trustee

                                        By: /s/ SHERRI SHARP
                                            -------------------------------
                                            Name:  Sherri Sharp
                                            Title: Vice President


Dated: December 18, 1998


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                                 EXHIBIT INDEX

The following exhibit is being filed herewith:

     Exhibit 99.1 Solicitation of Consent dated December 10, 1998 mailed to the holders of Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates, Series 98-C1-CTL.


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